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                                                                    EXHIBIT 12.2




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Koninklijke Luchtvaart Maatschappij N.V. (KLM Royal Dutch Airlines) (the "COMPANY") on Form 20-F for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Robert A. Ruijter, Managing Director & Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



June 12, 2003


ROBERT A. RUIJTER


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Robert A. Ruijter
Managing Director & Chief Financial Officer